Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), each of the undersigned officers of GSI Commerce, Inc. (the “Company”), does hereby certify with respect to the Annual Report on Form 10-K for the fiscal year ended December 29, 2007 (the “Report”) that to the best of his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2008	By:	/s/ Michael G. Rubin
Michael G. Rubin
Chief Executive Officer

March 13, 2008	By:	/s/ Michael R. Conn
Michael R. Conn
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.